SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        August 2, 2002
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events

The Rights Agreement, dated as of January 5, 2000, between Unocal Corporation, and Mellon Investor Services LLC, as amended as of March 27, 2002, has been further amended effective as of August 2, 2002. The further amendment is filed as an exhibit under Item 7(c) of this report.


Item 7.      Financial Statements and Exhibits

             (c)      Exhibits

             10 Amendment No. 2 to Rights Agreement, dated as of August 2, 2002, between Unocal Corporation and Mellon Investor Services LLC.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 UNOCAL CORPORATION
                                                   (Registrant)




Date:  August 2, 2002                        By:  /s/ DENNIS P. R. CODON
      ---------------                            -------------------------------
                                                  Dennis P. R. Codon
                                                  Senior Vice President
                                                  General Counsel
                                                  and Chief Legal Officer



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